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                                    EX-10.25


                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

     This Registration Rights Agreement (the "Agreement") is made as of the 1st day of May, 1996 by and among PURO WATER GROUP, INC., a Delaware corporation with its principal offices at 56-45 58th Street, Maspeth, New York 11378 (the "Company") and EDBERG ASSOCIATES LIMITED PARTNERSHIP, a Connecticut limited partnership, with an address of 356 Woodland Lane, Orange, Connecticut 06477 ("Purchaser" or "Investor").

                                 WITNESSETH:

     WHEREAS, this date, the Investor has been issued Two Hundred Thousand (200,000) shares (the "Shares") of the Company's Common Voting Stock, $.01 par value (the "Common Stock"); and

     WHEREAS, the Investor and the Company desire to provide certain rights to the Investor.

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, it is agreed as follows:

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                                  SECTION I

                            REGISTRATION OF SHARES
                            ----------------------

     1.1 The Shares have not been registered under the Securities Act of 1933, as amended (the "Act"). Prior to any registration of the Shares, the Purchaser shall make no offer, sale or other disposition of any of the Shares except under circumstances which, in the opinion of counsel to the Company, will be in compliance with the Act. Each certificate for the Shares shall bear upon the face thereof the following legend:

          The shares represented by this certificate have been issued pursuant to an exemption from registration under the Securities Act of 1933. These shares may not be sold, transferred, pledged or hypothecated in the absence of such registration or an exemption therefrom under such Act or the rules and regulations thereunder.

     1.2 REGISTRATION UNDER THE SECURITIES LAWS.
         ---------------------------------------

          (a) CONTEMPORANEOUS REGISTRATION. In the event that the Company files a registration statement (defined herein to include a Notification under Regulation A under the Act and the offering circular included therein) under the Act which relates to a current offering of securities of the Company (except in connection with an offering solely to employees), such registration statement and the prospectus included therein shall also, at the written request to the Company by the Purchaser,

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include and relate to, and meet the requirement of the Act with respect to the public offering of the Shares so as to permit the public sale thereof in compliance with the Act, provided, however, the underwriter consents to including said Shares in the contemplated public offering and the Purchaser agrees to pay to the underwriter the underwriter's discounts or commissions attributable to said Shares. The Company shall give written notice to the Purchaser of its intention to file a registration statement under the Act relating to a current offering of the aforesaid securities of the Company sixty (60) or more days prior to the filing of such registration statement, and the written request provided for in the first sentence of this subsection shall be made by the Purchaser thirty (30) or more days prior to the date specified in the notice as the date on which it is intended to file such registration statement. Neither the delivery of such notice by the Company nor of such request by the Purchaser shall in any way obligate the Company to file such registration statement and notwithstanding the filing of such registration statement, the Company may, at any time prior to the effective date thereof, determine not to offer the securities to which such registration statement relates, without liability to the Purchaser, except that the Company shall pay such expenses,

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costs and the like as are contemplated to be paid by it under subsection (c)
of this Section.

          (b) TERMS OF UNDERWRITING. In connection with any offering involving an underwriting of shares issued by the Company, and in addition to the underwriter's consent, the Company shall not be required to include any of the Purchaser's Shares in such underwriting unless the Purchaser accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the written opinion of the underwriters, jeopardize the success of the offering by the Company. If the total amount of Shares that the Purchaser requests to be included in such offering exceeds the amount of shares that the underwriters reasonably believe to be compatible with the success of the offering, the Company shall only be required to include in the offering that number of the Shares of the Purchaser (pro rata with the other offered shares of the Company) which the underwriters believe will not jeopardize the success of the offering provided that no such reduction shall be made as a consequence of the filing of a registration statement with respect to treasury securities offered by the Company for its own account. If there is an excess amount of Shares of selling

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shareholders, each such shareholder may sell that number of shares permitted by the underwriter to be sold that is in the same proportion as the aggregate number of shareholders' Shares that the underwriter will sell is to the number of Shares of selling shareholders offered by said shareholders to be sold.

          (c) DEMAND REGISTRATION RIGHTS: EXISTING REGISTRATION. In addition to the aforementioned registration rights if, at any time after the date hereof, any Shares acquired hereunder have not been included in the registration statement referred to in Section 1.2 (a) either because the Purchaser did not desire to sell or was not permitted to sell pursuant thereto, or if said registration statement included some but not all of the Shares owned by the Purchaser, then upon written notification to the Company from the Purchaser that the Purchaser contemplates a sale under such circumstances that constitute a public offering within the meaning of the Act, the Company shall as expeditiously as reasonably possible prepare and file a registration statement with the Securities and Exchange Commission for such Shares and use its best efforts to cause such registration statement to become and remain effective; provided, however, that (a) common Shares of the Company are then publicly traded pursuant to an effective registration statement, and (b) in connection with any

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proposed registration intended to permit an offering of any securities from time to time (i.e., a so-called "shelf registration") the Company shall in no event be obligated to cause any such registration to remain effective for more than one hundred twenty (120) days. The expense of this registration statement including, without limitation, all legal and accounting fees, travel and all other expenses, shall be borne by the Company.

              (d) DEMAND REGISTRATION RIGHTS: INITIAL REGISTRATION;
                  -------------------------------------------------

               (i) In addition to the aforementioned registration rights, at any time after February 1, 1997, if the Company has not filed a registration statement as referred to in Section 1.2(a), then upon written notification to the Company by the Purchaser that it wishes to cause a public offering of some or all of the Shares, within the meaning of the Act, the Company shall then as expeditiously as reasonably possible prepare and file a registration statement with the Securities and Exchange Commission for such Shares and use its best efforts to cause such registration statement to become and remain effective; provided, however, that the Company be permitted to include an offering of any other securities of the Company in such registration statement and further provided that in connection with any

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proposed registration intended to permit an offering of any of the Shares from time to time (i.e., a so-called "shelf registration") the Company shall in no event be obligated to cause any such registration to remain effective for more than one hundred twenty (120) days. The expense of this registration statement, including but not limited to all legal and accounting fees, travel and all other expenses, shall be borne by the Company.

               (ii) In connection with this demand registration right, the Purchaser shall have the right to compel the Company to adjust the number of its Shares outstanding in order to cause the availability of that number of Shares for sale to the public which shall be deemed by the Purchaser to be in the Purchaser's best interests in effecting the registration of the Shares and ultimate disposition of the same.

          (e) In each instance in which pursuant to this Section the Company shall take any action to permit a public offering or sale or other distribution of any of the Shares, the Company shall:

               (i) Supply to the Purchaser if it intends to make a public distribution four (4) executed copies of each registration statement or Notification and four (4) executed

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copies of the preliminary, final and other prospectus or offering circular in conformity with the requirements of the Act and the rules and regulations promulgated thereunder.

               (ii) Cooperate in taking such action as may be necessary to register or qualify the Shares under such other securities acts or blue sky laws of such jurisdictions as the Purchaser shall reasonably request and to do any and all other acts and things which may be necessary or advisable to enable the Purchaser to consummate such proposed sale or other disposition of its Shares in any such jurisdiction; PROVIDED, HOWEVER, that in no event shall the Company be obligated to qualify to do business or to file a general consent to service of process in any jurisdiction where it shall not then be qualified.

               (iii) Keep effective for a period of not less than one hundred eighty (180) days after the initial effectiveness thereof all such registration statements or Notifications under the Act and cooperate in taking such action as may be necessary to keep effective such other registrations and qualifications, and do any and all other acts and things for such period - not to exceed twelve (12) months - as may be necessary to permit the public sale or other disposition of such Shares by the Purchaser.


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               (iv) Indemnify and hold harmless the Purchaser and each
underwriter, within the meaning of the Act, who may purchase from or sell for the Purchaser, any Shares, from and against any and all losses, claims, damages, and liabilities (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing, defending or settling any claim) arising from (a) any untrue statement of a material fact contained in any prospectus, registration statement or Notification furnished pursuant to clause (i) of this subsection, or any prospectus or offering circular included therein, or (b) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (unless such untrue statement or omission was based upon information furnished in writing to the Company by the Purchaser or any such underwriter expressly for use therein), which indemnification shall include each person, if any, who controls the Purchaser or any such underwriter within the meaning of the Act; provided, however, that the Company shall not be so obligated to indemnify the Purchaser or any such underwriter or controlling person unless the Purchaser and underwriter shall at the same time indemnify the Company, its directors, each officer signing any registration statement or Notification or any

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amendment to any registration statements or Notifications and each person, if any, who controls the Company within the meaning of the Act, from and against any and all losses, claims, damages and liabilities (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing, defending or settling any claim) arising from (a) any untrue statement of a material fact contained in any registration statement or Notification or any amendment to any registration statement or offering circular furnished pursuant to Clause (i) of this subsection, or
(b) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but the indemnity of the Purchaser, or any such underwriter or controlling person shall be limited to liability based upon information furnished in writing to the Company by the Purchaser or any such underwriter or controlling person expressly for use therein. The indemnity agreement of the Company therein shall not inure to the benefit of any such underwriter (or to the benefit of any person who controls such underwriter) on account of any losses, claims, damages, liabilities (or actions or proceedings in respect thereof) arising from the sale of any of such Shares by such underwriter to any person if such underwriter failed to send or

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give a copy of the prospectus or offering circular furnished pursuant to
Clause (i) of this subsection, as the same may then be supplemented or amended.

     The Company's obligation under said subsection 1.2(d) shall be conditioned as to such public offering, upon a timely receipt by the Company in writing of:

          (A) Information as to the terms of such public offering furnished by or on behalf of the Purchaser, if it intends to make a public distribution of its Shares; and

          (B) Such other information as the Company may reasonably require from the Purchaser, or any underwriter for any of them, for inclusion in such registration statement, Notification or post-effective amendment.

               (v) Notwithstanding the foregoing, the Company shall make a just and equitable contribution in the event that (i) an indemnified party makes a claim for indemnification pursuant to subparagraph (iv) above but it is found in a final judicial determination, not subject to further appeal, that such determination may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case or (ii) any indemnified or indemnifying party seeks contribution under the Act, the Exchange Act of 1934, as amended, or

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otherwise, then the Company and each other party shall contribute to the losses, liabilities, claims, damages, and expenses ("Losses") whatsoever to which any of them may be subject, so that each is responsible for that portion of the Losses equal to the relative fault of each of the parties in connection with the facts which resulted in such Losses.

                                   SECTION II

                               GENERAL PROVISIONS
                               ------------------

     2.1 Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the parties hereto.

     2.2 Without limiting any other indemnification set forth herein, each party agrees to indemnify and hold harmless the others against any fee, loss or expense arising out of claims by brokers or finders employed or alleged to have been employed by the indemnifying party in connection with this agreement.

     2.3 All notices, elections, demands or other communications required or permitted to be made or given pursuant to this agreement shall be in writing and shall be considered as properly given or made if sent and actually received by courier service, overnight delivery service or first class mail, postage prepaid

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or if transmitted (and receipt confirmed) by any telecommunication device
(e.g. telex or facsimile) and addressed or sent to the respective parties' addresses specified below. Any party may change its address by giving notice in writing to the other parties of its new address.

To the Company:                        Puro Water Group, Inc.
                                       56-45 58th Street
                                       Maspeth, NY 11378
                                         Attention :      Messrs. Scott Levy
                                                          and Jack C. West,
                                                          Co-Presidents

With a copy to:                        Lev, Berlin & Dale, P.C.
                                       535 Connecticut Avenue
                                       Norwalk, CT 06854
                                       Attention:         Duane L. Berlin, Esq.

To Investor:                           Edberg Associates Limited Partnership
                                       356 Woodlane Lane
                                       Orange, CT 06477
                                       Attn: Dr. Stephen C. Edberg

With a copy to:                        Karp & Langerman, P.C.
                                       Milford Place Corporate Center
                                       185 Plains Road
                                       Milford, CT 06460
                                       Attn: Joel C. Karp, Esq.

     2.4 This agreement and any agreements related hereto constitute the entire agreement between the parties and supersede and cancel any other agreement, representation, or communication, whether oral or written, between the parties hereto relating to

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the transactions contemplated herein or the subject matter hereof.

     2.5 The Company and the Investor hereby consent to submit themselves to the jurisdiction of the United States District Court for the Southern District of New York and the Courts of the State of New York in connection with any disputes which may arise hereunder. The Company hereby consents to service of process in the State of New York by naming the Secretary of State of the State of New York as agent for service of process. Such submission to jurisdiction and consent to service of process is nonexclusive of any other jurisdiction or manner of service in which or by which personal jurisdiction over the Company or the Investor may be obtained.

     2.6 This agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to principles of conflicts of law.

     2.7 This agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by any party of its rights under this agreement without the prior written consent of the other parties shall be void.

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2.8 This agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this agreement effective the day and year first above written.




                                       PURO WATER GROUP, INC.



                                       By: /s/ Jack C. West
                                          ----------------
                                           Jack C. West,
                                           Its Co-President
                                           Hereunto Duly Authorized


                                       By: /s/ Scott Levy
                                           ----------------
                                           Scott Levy,
                                           Its Co-President
                                           Hereunto Duly Authorized


                                       INVESTOR:

                                       EDBERG ASSOCIATES LIMITED
                                       PARTNERSHIP

                                       By: /s/ Stephen Charles Edberg
                                           --------------------------
                                           Stephen C. Edberg
                                           Hereunto Duly Authorized
                                           ------------------------


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